Concentration of risks	12 Months Ended
Jun. 30, 2025
Concentration of risks
Concentration of risks

Note 9 – Concentration of risks

Credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash. In the U.S., the insurance coverage of each bank is $250,000. As of June 30, 2025, cash balance of $55,639 was deposited with financial institutions located in US, of which none was subject to credit risk. While management believes that these financial institutions and third-party fund holders are of high credit quality, it also continually monitors their creditworthiness.

The Group is also exposed to risk from its other receivables and loans receivable. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.